                                                                  Exhibit (d)(2)

NUMBER                                                                    SHARES

T

              TEMPORARY CERTIFICATE - Exchangeable for Definitive
                  Engraved Certificate When Ready for Delivery.

                   COLONIAL CALIFORNIA INSURED MUNICIPAL FUND
                               SHARE CERTIFICATE

         THIS CERTIFICATE IS TRANSFERABLE IN BOSTON, MA OR NEW YORK, NY


SHARE(S) OF BENEFICIAL INTEREST                       CUSIP 195598 10 7
         NO PAR VALUE                       SEE REVERSE FOR CERTAIN DEFINITIONS


THIS CERTIFIES that











is the owner of

COLONIAL CALIFORNIA INSURED MUNICIPAL FUND, the said shares being issued, received and held under and subject to the terms and provisions of the Agreement and Declaration of Trust dated August 10, 1999, establishing Colonial California Insured Municipal Fund, and all amendments thereto, copies of which are on file with the Secretary of the Commonwealth of Massachusetts. The said owner by accepting this certificate agrees to and is bound by all of the said terms and provisions. The shares represented hereby are transferable in writing by the owner thereof in person or by attorney upon surrender of this certificate to the Fund properly endorsed for transfer. This certificate is executed on behalf of the Trustees of the Fund as Trustees and not individually and the obligations hereof are not binding upon any of the Trustees, officers or shareholders of the Trust individually but are binding only upon the assets and property of the Trust. This certificate is not valid until countersigned and registered by the Transfer Agent and Registrar.

WITNESS the facsimile seal of the Trust and the facsimile signatures of its duly authorized officers.

Dated:


[SEAL]                         /s/ Timothy J. Jacoby       /s/ Stephen E. Gibson
                               Treasurer                   President



                              Countersigned and Registered:
                                             BankBoston, N.A.
                                                                  Transfer Agent
                                                                  and Registrar,
                              By


                                                           Authorized Signature.


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EXPLANATION OF ABBREVIATIONS
     The following abbreviations when used in the form of ownership on the face of this certificate shall be construed as though they were written out in full according to applicable laws or regulations. Abbreviations in addition to those appearing below, may be used.

Abbreviation             Equivalent                                   Abbreviation                     Equivalent
------------             ----------                                   ------------                     ----------
JT TEN                   As joint tenants, with right of              TEN IN COM                       As tenants in common
                         survivorship and not as tenants in           TEN BY ENT                       As tenants by the entireties
                         common                                       UNIF TRANSFERS MIN ACT           Uniform Transfers to Minors




Abbreviation             Equivalent                                   Abbreviation                     Equivalent
------------             ----------                                   ------------                     ----------
ADM                      Administrator(s)                             FDN                              Foundation
                         Administratrix                               PL                               Public Law
AGMT                     Agreement                                    TR                               (As) trustee(s), for, of
CUST                     Custodian for                                UA                               Under Agreement
EST                      Estate, Of estate of                         UW                               Under will of, Of will of,
EX                       Executor(s), Executrix                                                        Under last will & Testament
FBO                      For the benefit of


--------------------------------------------------------------------------------
                                TRANSFER FOR

FOR VALUE RECEIVED, ______________________ hereby sell, assign and transfer unto
                           (I/We)

PLEASE INSERT SOCIAL SECURITY OR OTHER
IDENTIFYING NUMBER OF ASSIGNEE
--------------------------------------


--------------------------------------------------------------------------------

________________________________________________________________________________
Please print or typewrite name and address (including postal zip code of assignee)

________________________________________________________________________________

________________________________________________________________________________

_________________________________________________________________________ Shares
represented by this Certificate and do hereby irrevocably constitute and appoint

______________________________________________________________________ Attorney,
to transfer said shares on the books of the Fund with full power of substitution in the premises.

Dated:                                  ________________________________________

SIGNATURE GUARANTEED BY                 Signature(s)____________________________

                                        (The signature to this assignment must
                                        correspond with the name as written upon the face of this Certificate in every particular, without alteration or enlargement or any change whatsoever. If more then one owner, all must sign).

____________________________________
(Signature must be guaranteed by a
commercial bank or trust company or
member firm of any national stock
exchange).


                               IMPORTANT NOTICE:

     When you sign your name to the Transfer Form without filling in the name of your "Assignee" this certificate becomes fully negotiable, similar to a check endorsed in blank. Therefore, to safeguard a signed certificate, it is recommended that you fill in the name of the new owner in the "Assignee" space.
     Alternatively, instead of using this Transfer Form, you may sign a separate "stock power" form and then mail the unsigned certificate and the signed "stock power" in separate envelopes. For added protection, use registered mail for a certificate.